AGREEMENT AMONG RENTRAK SHAREHOLDERS

               This Agreement is entered into as of May 24, 2000, among the shareholders (the "Shareholders") named on Attachment A hereto, which may be in multiple counterparts.

               WHEREAS the Shareholders wish to use their joint efforts to replace the incumbent directors of Rentrak Corporation ("Rentrak"),

               NOW, THEREFORE, each Shareholder agrees as follows:

               1. I agree to be named as a member of the Committee for the Achievement of Rentrak Excellence ("CARE") in proxy materials to be filed with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the annual meeting or a special meeting of the Rentrak shareholders to be held in 2000 (the "Meeting").

               2. I agree to vote all shares of Rentrak common stock as to which I have voting rights in favor of the following actions at the Meeting:

               (a) The removal from office of the entire Board of Directors of Rentrak, consisting of nine directors.

               (b) The amendment of Section 3.2 of Rentrak's bylaws to read in its entirety as follows:

               "Section 3.2 Number, Tenure and Qualifications. The Board of Directors shall consist of five persons. Each director shall hold office until the next annual meeting of the Shareholders and until his or her successor is elected and qualified or until death, resignation or removal."

               (c) The election of the following nominees for director:

                   Cecil D. Andrus
                   George H. Kuper
                   Joon S. Moon
                   James G. Petcoff
                   Paul A. Rosenbaum
       or such other nominees for director as may be named in the proxy materials filed by CARE with the SEC.

               3. I agree to contribute the dollar amount listed next to my name in Attachment A, to be used by CARE to defray the expenses of the proxy contest, including the fees and expenses of attorneys, proxy solicitors, and other advisors to CARE, travel and communications expenses of members of CARE, travel and communications expenses of the nominees for director listed in paragraph 2 above, and other expenses approved by Paul A. Rosenbaum.

               4. I agree to comply with the requirements of the state and federal securities laws, including the filing of a Schedule 13D with the SEC, if required, reporting that I am part of a "group" as defined in the SEC's rules under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), the filing of a Form 3 and Form 4s, if required, under Section 16(a) of the Exchange Act, and the proxy solicitation rules under Section 14 of the Exchange Act. In furtherance of the above, I have signed a copy of the Power of Attorney set forth as Attachment B hereto.

               5. I agree to cooperate with the other Shareholders to achieve the objectives of CARE to replace the existing directors of Rentrak with the nominees listed in paragraph 2 above.

               IN WITNESS WHEREOF, I have signed my name on a counterpart of Attachment A hereto as of the date specified above.

                                  ATTACHMENT A

                                                                       NUMBER OF RENTRAK
   DATE OF         SHAREHOLDER NAME             SHAREHOLDER           SHARES BENEFICIALLY       DOLLAR
  SIGNATURE                                      SIGNATURE                   OWNED           CONTRIBUTION

   5/25/00       Michael J. Annechino      /s/ Michael J. Annechino         97,400            $5,000.00

  --------       --------------------      ------------------------    -----------------      $---------

                                  ATTACHMENT A

                                                                       NUMBER OF RENTRAK
   DATE OF         SHAREHOLDER NAME             SHAREHOLDER           SHARES BENEFICIALLY       DOLLAR
  SIGNATURE                                      SIGNATURE                   OWNED           CONTRIBUTION

   5/25/00       Mark A. Brown             /s/ Mark A. Brown               119,550            $5,000.00

  --------       --------------------      ------------------------    -----------------      $---------

                                  ATTACHMENT A

                                                                       NUMBER OF RENTRAK
   DATE OF         SHAREHOLDER NAME             SHAREHOLDER           SHARES BENEFICIALLY       DOLLAR
  SIGNATURE                                      SIGNATURE                   OWNED           CONTRIBUTION

   5/26/00       Gordon A. Reck            /s/ Gordon A. Reck               67,000            $5,000.00

  --------       --------------------      ------------------------    -----------------      $---------

                                  ATTACHMENT A

                                                                       NUMBER OF RENTRAK
   DATE OF         SHAREHOLDER NAME             SHAREHOLDER           SHARES BENEFICIALLY       DOLLAR
  SIGNATURE                                      SIGNATURE                   OWNED           CONTRIBUTION

   5/24/00       Donald W. Remlinger       /s/ Donald W. Remlinger          75,000            $5,000.00

  --------       --------------------      ------------------------    -----------------      $---------

                                  ATTACHMENT A

                                                                       NUMBER OF RENTRAK
   DATE OF         SHAREHOLDER NAME             SHAREHOLDER           SHARES BENEFICIALLY       DOLLAR
  SIGNATURE                                      SIGNATURE                   OWNED           CONTRIBUTION

   5/24/00       Paul A. Rosenbaum         /s/ Paul A. Rosenbaum           250,350            $5,000.00

  --------       --------------------      ------------------------    -----------------      $---------

                                  ATTACHMENT A

                                                                       NUMBER OF RENTRAK
   DATE OF         SHAREHOLDER NAME             SHAREHOLDER           SHARES BENEFICIALLY       DOLLAR
  SIGNATURE                                      SIGNATURE                   OWNED           CONTRIBUTION

   5/25/00       Guy Wolcott               /s/ Guy Wolcott                                    $5,000.00

  --------       --------------------      ------------------------    -----------------      $---------

                                  ATTACHMENT A

                                                                       NUMBER OF RENTRAK
   DATE OF         SHAREHOLDER NAME             SHAREHOLDER           SHARES BENEFICIALLY       DOLLAR
  SIGNATURE                                      SIGNATURE                   OWNED           CONTRIBUTION

   5/24/00       Fred L. Zehnder           /s/ Fred L. Zehnder              80,600            $5,000.00

  --------       --------------------      ------------------------    -----------------      $---------

                                                                    ATTACHMENT B



                                POWER OF ATTORNEY



        Know all by these presents that the undersigned hereby constitutes and appoints Paul A. Rosenbaum the undersigned's true and lawful attorney-in-fact to:

       (1)

               execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of common stock of Rentrak Corporation (the "Company"), a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

       (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Forms 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

       (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under
Section 13(d) of the Exchange Act.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this ------ day of --------------, 2000.


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                                    Signature



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